Exhibit 10.1

[COMPANY LETTERHEAD]

September [__], 2021

Dear [Name]:

Re:Amendment to Employment Agreement

This letter (the “Letter”) memorializes the agreement by and among you, Sunstone Hotel Investors, Inc. (“Sunstone”) and Sunstone Hotel Partnership, LLC (together with Sunstone, the “Company”) to amend that certain Employment Agreement dated [ ⚫ ], 2021 by and between you and the Company (the “Employment Agreement”), effective as of the date hereof. Capitalized but undefined terms contained in this Letter are defined in the Employment Agreement.

By signing below, you and the Company acknowledge and agree that the Employment Agreement is hereby amended such that the Employment Period shall not terminate on March 31, 2022 and renew automatically for successive one-year periods, but instead shall continue indefinitely until earlier terminated by you or the Company in accordance with the terms of the Employment Agreement.  You and the Company further acknowledge that Sections 4(c) and 4(d) of the Employment Agreement (and all references to those Sections contained therein) are hereby deleted in their entirety, and the reference in Section 4(e) of the Employment Agreement to a Non-Renewal of the Employment Period and Sections 4(c) and 4(d) of the Employment Agreement is hereby deleted.

This Letter shall be governed by and construed in accordance with the laws of the State of California, without reference to principles of conflict of laws. This Letter may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.  This Letter may be delivered via facsimile, email or other electronic means permitted by the Company, and may be executed in counterparts, each of which shall be deemed an original and all of which shall be constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Letter to be executed as of the date first written above.

SUNSTONE HOTEL INVESTORS, INC.

a Maryland corporation

By:

Name:

Title:

SUNSTONE HOTEL PARTNERSHIP, LLC

a Delaware limited liability company

By:Sunstone Hotel Investors, Inc.

Its Managing Member

By:

Name:

Title:

The undersigned hereby accepts, acknowledges and agrees to all the terms and provisions of this letter:

_______________________________

[Name]